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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 28, 2003


                                    TOO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                         1-14987                        31-1333930
-----------------              ---------------------              --------------
(STATE OR OTHER                (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
INCORPORATION OR                                                  NUMBER)
ORGANIZATION)


                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM  5.  OTHER EVENTS.

         A copy of the press release issued by Too, Inc., a Delaware corporation (the "Company"), on May 28, 2003, is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                            Description

                  99              Too, Inc. press release dated May 28, 2003.


         The information contained or incorporated by reference in this Form 8-K, including those statements related to the discontinuation of mishmash operations and the development and roll out of the new retail concept for girls ages 7 to 14, are forward looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. The following factors, among others, in some cases have affected, and in the future could affect, the company's performance and could cause actual results to differ materially from those expressed or implied in any such forward-looking statements: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns, currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges, and paper and printing costs; availability of suitable store locations at appropriate terms; the ability to develop new merchandise; the ability to hire and train associates; and/or other risk factors included in the Company's filings with the SEC from time to time, including its Annual Report on Form 10-K filed with the SEC. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TOO, INC.


Date:   May 29, 2003                      By:   /s/ Kent A. Kleeberger
                                             -----------------------------------
                                               Kent A. Kleeberger
                                               Executive Vice President,
                                               Chief Operating Officer, and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                    Description

    99*                         Too, Inc. press release dated May 28, 2003.


-------------------

* Filed with this report.




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